Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is entered into as of July 18, 2013 by and between DBD CREDIT FUNDING LLC (“Secured Party”), on the one hand, and NETLIST, INC., a Delaware corporation (“Debtor”), on the other hand.

RECITALS

A.                                    Secured Party and Debtor are entering into that certain Loan and Security Agreement, dated as of an Effective Date on or about the date hereof (as amended, restated supplemented, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Secured Party has agreed to make certain advances of money and to extend certain financial accommodations (collectively, the “Loans”), subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

B.                                    Pursuant to the terms of the Loan Agreement, Debtor has granted to Secured Party security interests in all of Debtor’s right, title and interest, whether presently existing or hereafter acquired, in, to all intellectual property and all other Collateral.

NOW, THEREFORE, as collateral security for the payment and performance when due of all of the Obligations, each Debtor hereby grants, represents, warrants, covenants and agrees as follows:

AGREEMENT

1.                                      Grant of Security Interest. To secure all of the Obligations, each Debtor grants and pledges to Secured Party a security interest in all of such Debtor’s right, title and interest in, to and under its intellectual property, including without limitation the following:

(a)                                 All present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights, maskworks, software, computer programs and other works of authorship subject to United States copyright protection listed in Exhibit A to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 37 U.S.C. §106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the “Registered Copyrights”), and any and all royalties, payments, and other amounts payable to Debtor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

(b)                                 All present and future copyrights, maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United States copyright protection which are not registered in the United States Copyright Office (the

“Unregistered Copyrights”), whether now owned or hereafter acquired, and any and all royalties, payments, and other amounts payable to Debtor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the “Copyrights.”

(c)                                  All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights.

(d)                                 All present and future accounts, accounts receivable, royalties, and other rights to payment arising from, in connection with or relating to the Copyrights.

(e)                                  All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(f)                                   All trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(g)                                  Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the rights identified above;

(h)                                 All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)                                     All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(j)                                    All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing, and all income or royalties paid or payable in connection with any of the foregoing (including in connection with the licensing thereof) and proceeds of infringement suits, and all rights corresponding to the foregoing throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part of the foregoing.

2.                                      Loan Agreement. The security interests hereunder are granted in conjunction with the security interests granted to Secured Party under the Loan Agreement. The rights and remedies of Secured Party with respect to the security interests granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Secured Party as a matter of law or equity. Each right, power and remedy of Secured Party provided for herein or in the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

3.                                      Covenants and Warranties. Debtor represents, warrants, covenants and agrees as follows:

(a)                                 Debtor shall undertake all commercially reasonable measures to cause its employees, agents and independent contractors to assign to Debtor all rights of authorship to any copyrighted material in which Debtor has or may subsequently acquire any right or interest.

(b)                                 Debtor shall promptly advise Secured Party of any Trademark, Patent or Registered Copyright not specified in this Agreement, which is hereafter acquired by Debtor.

(c)                                  Section 6.11 of the Loan Agreement hereby is incorporated herein as though fully set forth herein, mutatis mutandis.

4.                                      General. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements. This Agreement may be amended only by a written instrument signed by both parties hereto. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Loan Agreement. This Agreement, the Loan Agreement, and the other Loan Documents comprise the entire agreement of the parties with respect to the matters addressed in this Agreement. This Agreement shall be governed by the laws of the State of New York, without regard for choice of law provisions. Debtor and Secured Party consent to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Secured Party from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Secured Party. Debtor hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Debtor at the address set forth in the Loan Agreement and that service so made shall be deemed completed upon the earlier to occur of Debtor’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

5. WAIVER OF RIGHT TO JURY TRIAL; JUDICIAL REFERENCE. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, Debtor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Secured Party, or any Related Party of Secured Party in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against Debtor or its properties in the courts of any jurisdiction.

[remainder of page intentionally left blank; signature page immediately follows]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Debtor:	Debtor:

NETLIST, INC.	NETLIST, INC.
51 Discovery, Suite 150
Irvine, CA 92618
Attn: Gail Sasaki, CFO	By:	/s/ Gail Sasaki
Fax: 949.435.0031	Name: Gail Sasaki
Email: gsasaki@netlist.com	Title: Chief Financial Officer

[Signature Page to IP Security Agreement]

Address of Secured Party:	Secured Party:

1345 Avenue of the Americas, 46th Floor	DBD CREDIT FUNDING LLC

New York, NY 10105

	By:	/s/ Constantine M. Dakolias

	Name:	CONSTANTINE M. DAKOLIAS

	Title:	PRESIDENT

[Signature Page to IP Security Agreement]

EXHIBIT A

REGISTERED COPYRIGHTS
(including copyrights that are the subject of an application for registration)

Title	Registration/ Application Number	Registration/ Application Date
NONE

EXHIBIT B

PATENTS

Title	Patent No./ Application Number	Issue/ Application Date
ARRANGEMENT OF INTEGRATED CIRCUITS IN A MEMORY MODULE	6,751,113	15-Jun-2004
ARRANGEMENT OF INTEGRATED CIRCUITS IN A MEMORY MODULE	6,873,534	29-Mar-2005
ARRANGEMENT OF INTEGRATED CIRCUITS IN A MEMORY MODULE	6,930,903	16-Aug-2005
ARRANGEMENT OF INTEGRATED CIRCUITS IN A MEMORY MODULE	6,930,900	16-Aug-2005
HIGH DENSITY MEMORY MODULE USING STACKED PRINTED CIRCUIT BOARDS	7,254,036	7-Aug-2007
HIGH DENSITY MEMORY MODULE USING STACKED PRINTED CIRCUIT BOARDS	7,375,970	20-May-2008
CIRCUIT CARD WITH FLEXIBLE CONNECTION FOR MEMORY MODULE WITH HEAT SPREADER	7,442,050	28-Oct-2008
HIGH DENSITY MODULE HAVING AT LEAST TWO SUBSTRATES AND AT LEAST ONE THERMALLY CONDUCTIVE LAYER THEREBETWEEN	7,630,202	8-Dec-2009
CIRCUIT WITH FLEXIBLE PORTION	7,811,097	12-Oct-2010
MODULE HAVING AT LEAST TWO SURFACES AND AT LEAST ONE THERMALLY CONDUCTIVE LAYER THEREBETWEEN	7,839,645	23-Nov-2010
CIRCUIT WITH FLEXIBLE PORTION	8,033,836	11-Oct-2011
CIRCUIT WITH FLEXIBLE PORTION	8,287,291	16-Oct-2012
MODULE HAVING AT LEAST TWO SURFACES AND AT LEAST ONE THERMALLY CONDUCTIVE LAYER THEREBETWEEN	8,345,427	1-Jan-2013
MODULE HAVING AT LEAST TWO SURFACES AND AT LEAST ONE THERMALLY CONDUCTIVE LAYER THEREBETWEEN	13/731,014	29-Dec-2012
CIRCUIT WITH FLEXIBLE PORTION	13/653254	16-Oct-2012
MEMORY MODULE WITH FLEXIBLE ELECTRICAL CONDUITS AND ELECTRICAL CONNECTORS EXTENDING THROUGH HEAT SPREADER (thin flex)	13/921,159	18-Jun-2013
A Multi-Rank Memory Module	61/682,249	11-Aug-2012
MEMORY BOARD WITH SELF-TESTING CAPABILITY	8,001,434	16-Aug-2011
CIRCUIT PROVIDING LOAD ISOLATION AND NOISE REDUCTION	8,154,901	10-Apr-2012

Title	Patent No./ Application Number	Issue/ Application Date
SYSTEMS AND METHODS FOR REFRESHING A MEMORY MODULE	8,264,903	11-Sep-2012
MEMORY BOARD WITH SELF-TESTING CAPABILITY	8,359,501	22-Jan-2013
SYSTEMS AND METHODS FOR HANDSHAKING WITH A MEMORY MODULE	8,489,837	16-Jul-2013
CIRCUIT PROVIDING LOAD ISOLATION AND NOISE REDUCTION	13/412243	5-Mar-2012
APPARATUS AND METHOD FOR SELF-TEST IN A MULTI-RANK MEMORY MODULE	13/745,790	19-Jan-2013
SYSTEMS AND METHODS FOR REFRESHING A MEMORY MODULE	13/584679	13-Aug-2012
METHOD AND APPARATUS FOR OPTIMIZING DRIVER LOAD IN A MEMORY PACKAGE	13/288850	3-Nov-2011
METHOD OF RESOLVING INTEROPERABILITY ISSUE AMONG MULTIPLE TYPES OF DUAL IN-LINE MEMORY MODULES IN THE SAME MEMORY SUBSYSTEM	13/411,344	2-Mar-2012
MEMORY MODULE WITH DISTRIBUTED DATA BUFFERS AND METHOD OF OPERATION	61/676,883	17-Jul-2012
CIRCUIT FOR MEMORY MODULE	13/28708 1	1-Nov-2011
SYSTEM AND METHOD UTILIZING DISTRIBUTED BYTE-WISE BUFFERS ON A MEMORY MODULE	99,123,030	13-Jul-2010
ARCHITECTURE FOR MEMORY MODULE WITH PACKAGES OF THREE-DIMENSIONAL STACKED (3DS) MEMORY CHIPS	201080039043.0	12-Mar-12
ARCHITECTURE FOR MEMORY MODULE WITH PACKAGES OF THREE-DIMENSIONAL STACKED (3DS) MEMORY CHIPS	10730021.2	7-Feb-12
ARCHITECTURE FOR MEMORY MODULE WITH PACKAGES OF THREE-DIMENSIONAL STACKED (3DS) MEMORY CHIPS	2012-520662	13-Jan-12
ARCHITECTURE FOR MEMORY MODULE WITH PACKAGES OF THREE-DIMENSIONAL STACKED (3DS) MEMORY CHIPS	2012-7004038	15-Feb-12
HIGH-DENSITY MEMORY MODULE UTILIZING LOW- DENSITY MEMORY COMPONENTS	7,286,436	23-Oct-2007
MEMORY MODULE DECODER	7,289,386	30-Oct-2007
MEMORY MODULE WITH A CIRCUIT PROVIDING LOAD ISOLATION AND MEMORY DOMAIN TRANSLATION	7,532,537	12-May-2009
MEMORY MODULE DECODER	7,619,912	17-Nov-2009
MEMORY MODULE WITH A CIRCUIT PROVIDING LOAD ISOLATION AND MEMORY DOMAIN	7,636,274	22-Dec-2009

Title	Patent No./ Application Number	Issue/ Application Date
TRANSLATION
MEMORY MODULE DECODER	7,864,627	4-Jan-2011
CIRCUIT PROVIDING LOAD ISOLATION AND MEMORY DOMAIN TRANSLATION FOR MEMORY MODULE	7,881,150	1-Feb-2011
CIRCUIT PROVIDING LOAD ISOLATION AND MEMORY DOMAIN TRANSLATION FOR MEMORY MODULE	7,916,574	29-Mar-2011
CIRCUIT PROVIDING LOAD ISOLATION AND MEMORY DOMAIN TRANSLATION FOR MEMORY MODULE	8,072,837	6-Dec-2011
CIRCUIT FOR PROVIDING CHIP-SELECT SIGNALS TO A PLURALITY OF RANKS OF A DDR MEMORY MODULE	8,081,535	20-Dec-2011
CIRCUIT FOR PROVIDING CHIP-SELECT SIGNALS TO A PLURALITY OF RANKS OF A DDR MEMORY MODULE	8,081,537	20-Dec-2011
CIRCUIT FOR MEMORY MODULE	8,081,536	20-Dec-2011
SYSTEM AND METHOD OF INCREASING ADDRESSABLE MEMORY SPACE ON A MEMORY BOARD	12/504131	16-Jul-2009
CIRCUIT FOR PROVIDING CHIP-SELECT SIGNALS TO A PLURALITY OF RANKS OF A DDR MEMORY MODULE	13/287042	1-Nov-2011
SYSTEM AND METHOD UTILIZING DISTRIBUTED BYTE-WISE BUFFERS ON A MEMORY MODULE	12/761 179	15-Apr-2010
HEAT SPREADER FOR ELECTRONIC MODULES	7,619,893	17-Nov-2009
HEAT SPREADER FOR MEMORY MODULES	7,839,643	23-Nov-2010
HEAT DISSIPATION FOR ELECTRONIC MODULES	8,018,723	13-Sep-2011
MEMORY MODULE HAVING THERMAL CONDUITS	8,488,325	16-Jul-2013
HEAT DISSIPATION FOR ELECTRONIC MODULES	13/205477	8-Aug-2011

EXHIBIT C

TRADEMARKS

Mark	Registration/ Serial Number	Registration/ Application Date
N (DESIGN)	3502943	September 16, 2008
NETLIST	3496959	September 2, 2008
NETLIST	3624509	May 19, 2009
N (DESIGN)	3624502	May 19, 2009
HYPERCLOUD	4120406	April 3, 2012
HyperCloud, the low latency memory	85739482	September 26, 2012
HYPERSTREAM	4018527	August 30, 2011